SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported):  June 6, 2000
                        Commission File Number:  0-17020


                            Sensar Corporation
             (Exact Name of Registrant as Specified in its Charter)


                Nevada                               87-0429944
     (State or other jurisdiction of               (IRS Employer
     incorporation or organization)               Identification No.)


          50 West Broadway, Suite 501
              Salt Lake City, Utah                            84101
     (Address of Principal Executive Offices)               (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                               (801) 350-0587


                                     N/A
(Former name, former address, and formal fiscal year, if changed since last report)

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                              ITEM 5.  OTHER EVENTS

     Sensar Corporation issued the following press release on June 6, 2000.

     Salt Lake City, UT, June 6, 2000 - Sensar Corporation (Nasdaq: SCII) announced that Net2Wireless Corporation is teaming with Motorola Computer Group
(MCG), part of Motorola's (NYSE: MOT) Integrated Electronic Systems Sector and the world's leading supplier of embedded computing platforms for original equipment manufacturers to demonstrate Net2Wireless' critical telecomm infrastructure applications.

     Net2Wireless will demonstrate at SuperComm 2000 (Booth # 7274) multiple 3G applications over existing 2G infrastructure based on Motorola's CPX8216 system. These applications are necessary to run tomorrow's cellular data applications over today's cellular communication infrastructures. This demonstration will also feature Net2Wireless' sophisticated remote diagnostics, switchover capability and fail-safe capabilities by showing its ability to detect board or link failures and automatically switch over to redundant resources, making the Net2Wireless platform ideal for remote or unattended operation.

     "We are excited to have MCG as our outsourcing partner for embedded platforms as we roll out our technology. Their expertise, experience and state of the art technology will greatly assist us in the future as we come to market", says CEO Nechemia Davidson.

     Net2Wireless Corporation can be reached on the Internet at http://www.net2w.com.

     This press release contains certain forward-looking statements concerning the potential products of Net2Wireless, which are still in the development stage and have not yet been tested in a commercial setting. These products are subject to all the risks associated with a new market introduction including technical feasibility, efficacy, market acceptance, acceptable pricing structures, and broad based consumer demand. The above statements are not meant to be predictions of the future and are subject to all of the uncertainties set forth above and many others that may develop in the future. For a discussion of the contingencies and uncertainties relating to the merger of Sensar and Net2Wireless to which some of the information concerning future events is subject, please refer to Sensar's report on Form 10-K for December 31, 1999, and Registration Statement on Form S-4.

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 6, 2000              SENSAR CORPORATION


                                  By  /s/ Howard S. Landa
                                    Howard S. Landa, Chairman of the Board
                                    (Chief Executive Officer and
                                    Principal Financial and Accounting Officer)
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